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                                                              EXHIBIT 10.4(a)(2)
                                                              ------------------


                                   SCHEDULE TO
            FORM OF DIRECTORS' STOCK OPTION AND REPURCHASE AGREEMENT
                                EKCO GROUP, INC.

         Each of the following persons currently has a Directors' Stock Option and Repurchase Agreement, as amended, with the Company which is substantially similar in form to the foregoing Form of Directors' Stock Option and Repurchase Agreement, as amended, except as to the date, the number of shares and the exercise price:
                                                       NO. OF
                                      DATE OF          SHARES       EXERCISE
NAME                                  AGREEMENT        GRANTED      PRICE
----                                  ---------        -------      --------

George W. Carmany, III                05-20-97         19,753       $5.0625

Michael G. Frieze                     05-20-97         19,753        5.0625

Avram J. Goldberg                     05-20-97         19,753        5.0625

Kenneth J. Novack                     05-12-98         12,402        8.0630

Malcolm L. Sherman                    05-25-95         16,162        6.1875